American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152

                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

========================================================================================================
                                      Certificate     Certificate         Beginning
                                         Class        Pass-Through       Certificate         Interest
      Class              CUSIP        Description         Rate             Balance         Distribution
========================================================================================================
        A               02926NAA4         SEQ           5.73250%        210,683,325.70       939,355.02
     INV CERT           ARE991INV         SUB           0.00000%          5,316,432.67       575,192.32
========================================================================================================
Totals                                                                  215,999,758.37     1,514,547.34
========================================================================================================



=========================================================================================================
                                                         Ending
                      Principal        Current        Certificate          Total          Cumulative
      Class         Distribution       Realized         Balance        Distribution        Realized
                                         Loss                                               Losses
=========================================================================================================
        A           5,828,940.68        0.00        204,854,385.02     6,768,295.70           0.00
     INV CERT               0.00        0.00          5,316,432.67       575,192.32           0.00
=========================================================================================================
Totals              5,828,940.68        0.00        210,170,817.69     7,343,488.02           0.00
=========================================================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


                        Principal Distribution Statement

===================================================================================================
                                        Beginning        Scheduled       Unscheduled
                    Original Face      Certificate       Principal        Principal
     Class             Amount            Balance        Distribution    Distribution     Accretion
===================================================================================================
       A             229,000,000.00    210,683,325.70       0.00        5,828,940.68        0.00
    INV CERT           7,285,896.30      5,316,432.67       0.00                0.00        0.00
===================================================================================================
     Totals          236,285,896.30    215,999,758.37       0.00        5,828,940.68        0.00
===================================================================================================

======================================================================================================
                                   Total            Ending           Ending
                    Realized     Principal        Certificate      Certificate     Total Principal
     Class           Loss(1)     Reduction          Balance        Percentage       Distribution
======================================================================================================
       A               0.00     5,828,940.68     204,854,385.02     0.89456063      5,828,940.68
    INV CERT           0.00             0.00       5,316,432.67     0.72968822              0.00
======================================================================================================
     Totals            0.00     5,828,940.68     210,170,817.69     0.88947678      5,828,940.68
======================================================================================================


(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement

=======================================================================================================
                                        Beginning        Scheduled       Unscheduled
                    Original Face      Certificate       Principal        Principal
    Class(2)           Amount            Balance        Distribution    Distribution       Accretion
=======================================================================================================
       A           229,000,000.00      920.01452271      0.00000000      25.45388943       0.00000000
    INV CERT         7,285,896.30      729.68821557      0.00000000       0.00000000       0.00000000
=======================================================================================================

======================================================================================================
                                       Total            Ending           Ending
                    Realized         Principal        Certificate      Certificate    Total Principal
    Class(2)         Loss(3)         Reduction          Balance        Percentage       Distribution
======================================================================================================
       A            0.00000000      25.45388943       894.56063328     0.89456063       25.45388943
    INV CERT        0.00000000       0.00000000       729.68821557     0.72968822        0.00000000
======================================================================================================

(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


                         Interest Distribution Statement

========================================================================================================

                                                        Beginning          Current         Payment of
                  Original Face        Current         Certificate/        Accrued      Unpaid Interest
     Class            Amount         Certificate     Notional Balance     Interest         Shortfall
                                        Rate
========================================================================================================
       A         229,000,000.00       5.73250%       210,683,325.70      939,355.02          0.00
   INV CERT        7,285,896.30       0.00000%         5,316,432.67            0.00          0.00
========================================================================================================
Totals           236,285,896.30                                          939,355.02          0.00
========================================================================================================


=========================================================================================================
                                                                           Remaining
                   Current    Non-Supported                                  Unpaid          Ending
                   Interest    Interest     Realized     Total Interest     Interest      Certificate/
     Class         Shortfall   Shortfall    Losses(4)     Distribution     Shortfall    Notional Balance
=========================================================================================================
       A             0.00         0.00         0.00        939,355.02        0.00        204,854,385.02
   INV CERT          0.00         0.00         0.00        575,192.32        0.00          5,316,432.67
=========================================================================================================
Totals               0.00         0.00         0.00      1,514,547.34        0.00
=========================================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


                     Interest Distribution Factors Statement

======================================================================================================
                                                                                           Payment of
                                                         Beginning                           Unpaid
                   Original Face        Current         Certificate/     Current Accrued     Interest
    Class(5)           Amount       Certificate Rate  Notional Balance       Interest       Shortfall
======================================================================================================
       A          229,000,000.00       5.73250%        920.01452271         4.10198699     0.00000000
    INV CERT        7,285,896.30       0.00000%        729.68821557         0.00000000     0.00000000
======================================================================================================

============================================================================================================
                                                                                  Remaining        Ending
                     Current       Non-Supported                                   Unpaid       Certificate/
                     Interest        Interest      Realized      Total Interest   Interest       Notional
    Class(5)         Shortfall       Shortfall     Losses(6)      Distribution    Shortfall        Balance
============================================================================================================
       A             0.00000000      0.00000000    0.00000000      4.10198699    0.00000000     894.56063328
    INV CERT         0.00000000      0.00000000    0.00000000     78.94599323    0.00000000     729.68821557
============================================================================================================

(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


                      Certificateholder Component Statement

==================================================================================================================================
             Component Pass-
                 Through         Beginning Notional   Ending Notional   Beginning Component   Ending Component    Ending Component
 Class            Rate                Balance            Balance             Balance              Balance           Percentage
==================================================================================================================================
  FSA        1,200.00000%           40,380.97            39,263.76            0.00                 0.00            89.45606308%
==================================================================================================================================

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


                       Certificateholder Account Statement

===============================================================================

                               CERTIFICATE ACCOUNT

Beginning Balance                                                         0.00
Deposits
      Payments of Interest and Principal                          7,522,535.15
      Liquidations, Insurance Proceeds, Reserve Funds                     0.00
      Proceeds from Repurchased Loans                                     0.00
      Other Amounts (Servicer Advances)                                   0.00
      Realized Losses                                                     0.00
                                                                  ------------
Total Deposits                                                    7,522,535.15

Withdrawals
      Reimbursement for Servicer Advances                                 0.00
      Payment of Service Fee                                        179,047.13
      Payment of Interest and Principal                           7,343,488.02
                                                                  ------------
Total Withdrawals (Pool Distribution Amount)                      7,522,535.15

Ending Balance                                                            0.00
                                                                  ============

===============================================================================


========================================================================

                           OTHER ACCOUNTS

                         Beginning      Current      Current    Ending
   Account Type           Balance     Withdrawals   Deposits    Balance
------------------------------------------------------------------------
Financial Guaranty         0.00           0.00        0.00       0.00

========================================================================


================================================================================

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                            ----
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                            ====
================================================================================



================================================================================

                                 SERVICING FEES

Gross Servicing Fee                                                    89,999.89
Management Fee                                                          1,000.00
FSA Insurance Premium                                                  40,380.97
Trustee Fee - Norwest Bank Minnesota N.A.                                 899.79
Mortgage Insurance Premium                                             46,766.48
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                      ----------
Net Servicing Fee                                                     179,047.13
                                                                      ==========
================================================================================

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


==============================================================================

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                      Percentage Delinquent
                                                             Based On
                   Current                           -------------------------
                   Number Of    Unpaid Principal      Number          Unpaid
                     Loans          Balance          of Loans        Balance
                   ---------    ----------------    ---------       ----------
30 Days                69         6,208,355.00       3.784970%       2.953957%
60 Days                18         2,645,110.00       0.987383%       1.258552%
90+ Days               32         4,085,014.00       1.755348%       1.943664%
Foreclosure            60         6,909,740.00       3.291278%       3.287678%
REO                    17         1,884,163.00       0.932529%       0.896491%
                      ---        -------------      ---------       ---------
Totals                196        21,732,382.00      10.751509%      10.340342%

Current Period Realized Loss - Includes Interest Shortfall    0.00
Cumulative Realized Losses - Includes Interest Shortfall      0.00
Current Period Class A Insufficient Funds                     0.00
Principal Balance of Contaminated Properties                  0.00
Periodic Advance                                              0.00

==============================================================================



-----------------------------------------------------------------------------------------------------------------------
                    SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

            Original $        Original %            Current $       Current %      Current Class %    Next Prepayment %
           ------------       ----------          ------------     -----------     ---------------    -----------------
Class A    7,285,896.30       3.08350876%         5,316,432.67     2.52957700%       97.470423%           0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.

-----------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1  Contact:   Customer Service
Mortgage-Backed LIBOR Notes,                  Norwest Bank Minnesota, N.A.
Class A, Series 1999-1                        Securities Administration Services
                                              7485 New Horizon Way
Record Date:         30-Sep-1999              Frederick, MD  21703
Distribution Date:   25-Oct-1999              Telephone: (301) 846-8130
                                              Facsimile: (301) 846-8152


===================================================================================
COLLATERAL STATEMENT

Collateral Description                                   Fixed Mixed & ARM Balloon

Weighted Average Gross Coupon                                             9.408870%
Weighted Average Net Coupon                                               8.908870%
Weighted Average Pass-Through Rate                                        8.644057%
Weighted Average Maturity (Stepdown Calculation)                               322

Beginning Scheduled Collateral Loan Count                                    1,859
Number of Loans Paid in Full                                                    36
Ending Scheduled Collateral Loan Count                                       1,823

Beginning Scheduled Collateral Balance                              215,999,758.37
Ending Scheduled Collateral Balance                                 210,170,817.69
Ending Actual Collateral Balance at 30-Sept-1999                    210,170,817.69
Monthly P&I Constant                                                  1,827,674.18
Class A Optimal Amount                                                6,808,676.67
Ending Scheduled Balance for Premium Loans                          210,170,817.69

Scheduled Principal                                                     134,079.49
Unscheduled Principal                                                 5,694,861.19

Required Overcollateralized Amount                                    5,316,432.67
Overcollateralized Increase Amount                                            0.00
Overcollateralized Reduction Amount                                           0.00
Specified O/C Amount                                                  5,316,432.67
Overcollateralized Amount                                             5,316,432.67
Overcollateralized Deficiency Amount                                          0.00
Base Overcollateralization Amount                                     5,316,432.67

Extra Principal Distribution Amount                                           0.00
Excess Cash Amount                                                      576,192.32

===================================================================================
Bankruptcy                                                    31   $  3,800,899.00
Bankruptcies are included in the 30, 60 and 90 day delinquencies
===================================================================================